UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2022
ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	001-12307	87-0189025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One South Main,	Salt Lake City,	Utah	84133
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (801) 844-7637

(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market, LLC
Depositary Shares each representing a 1/40th ownership interest in a share of:
Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONP	The NASDAQ Stock Market, LLC
Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONO	The NASDAQ Stock Market, LLC
6.95% Fixed-to-Floating Rate Subordinated Notes due September 15, 2028	ZIONL	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Zions Bancorporation, National Association (the “Bank”) held its Annual Meeting of Shareholders on April 29, 2022. At the meeting, shareholders elected 11 directors for a term of one year; ratified the appointment of Ernst & Young LLP as the Bank’s independent auditor for 2022; approved, on a nonbinding advisory basis, the 2021 compensation paid to the Bank’s executive officers; and approved the Bank’s 2022 Omnibus Incentive Plan.

The results were as follows:

1.Election of 11 director nominees for a one-year term.

Directors	Votes For	Votes Against	Abstentions
Maria Contereras-Sweet	122,189,579	1,404,978	133,422
Gary L. Crittenden	122,162,535	1,388,494	176,950
Suren K. Gupta	123,172,958	414,604	140,417
Claire A. Huang	122,699,806	896,639	131,534
Vivian S. Lee	114,442,909	9,172,693	112,377
Scott J. McLean	121,958,318	1,640,638	129,023
Edward F. Murphy	122,281,613	1,269,384	176,982
Stephen D. Quinn	111,823,128	11,705,275	199,576
Harris H. Simmons	116,962,476	6,666,302	99,201
Aaron B. Skonnard	122,451,501	1,093,405	183,073
Barbara A. Yastine	122,345,733	1,246,797	135,449

2.Ratification of the appointment of Ernst & Young LLP as the Bank’s Independent Registered Public Accounting Firm to audit the Bank’s financial statements for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions
130,410,311	3,835,754	95,695

3.Approval, on a nonbinding advisory basis, of the compensation paid to the Bank’s named executive officers with respect to the fiscal year ended December 31, 2021.

Votes For	Votes Against	Abstentions
117,395,311	6,132,207	200,461
4.Approval of the Bank's 2022 Omnibus Incentive Plan.

Votes For	Votes Against	Abstentions
118,760,977	4,762,055	204,947
.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, N.A.

Date: May 3, 2022	By: /s/ THOMAS E. LAURSEN

______________________________________________
Name: Thomas E. Laursen
Title: Executive Vice President and
General Counsel